                                                              EXECUTION VERSION


                      FIRST AMENDMENT TO CREDIT AGREEMENT

                  This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of June 21, 2002 and entered into by and among CARMIKE CINEMAS, INC., a Delaware corporation ("Carmike") and EASTWYNN THEATRES, INC., an Alabama corporation ("Eastwynn"), (Eastwynn and Carmike are sometimes collectively referred to herein as the "Borrowers" and individually as a "Borrower"); the other Credit Parties signatory hereto; GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, "GE Capital"), for itself, as Lender, and as Agent for Lenders (in such capacity, the "Agent"), and the other Lenders signatory hereto from time to time.

                                    RECITALS

                  WHEREAS, Borrowers, Lenders, other Credit Parties, and Agent are parties to that certain Credit Agreement dated as of January 31, 2002 (as amended, the "Credit Agreement"); and

                  WHEREAS, Borrowers, have requested and Lenders and Agent have agreed to, the amendments to the Credit Agreement set forth herein subject to the terms and conditions set forth herein; and

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement, expect as otherwise defined or limited herein, and further agree, subject to the conditions precedent to this Amendment hereinafter set forth, as follows:

SECTION 1.        AMENDMENTS TO THE CREDIT AGREEMENT

1.1      AMENDMENTS TO SECTION 1:  AMOUNT AND TERMS OF CREDIT.

         A. Subsection 1.1(a) (ii) of the Credit Agreement is hereby amended by deleting the second sentence in its entirety and substituting the following in lieu thereof:

         "Each note shall be in the principal amount of the Revolving Loan Commitment of the applicable Revolving Lender and substantially in the form of
Exhibit 1.1(a)(ii) (each a `Revolving Note' and, collectively, the `Revolving Notes')."

         B. Subsection 1.1(c) (iii) of the Credit Agreement is hereby amended by deleting the first sentence in its entirety and substituting the following in lieu thereof:

         "The Swing Line Lender, at any time and from time to time in its sole and absolute discretion, but not less frequently than weekly, shall on behalf of any Borrower (and each Borrower hereby irrevocable authorizes the Swing Line Lender to so act on its behalf)


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         request each Revolving Lender (including the Swing Line Lender) to make a Revolving Credit Advance to each Borrower (which shall be an Index Rate Loan) in an amount equal to that Revolving Lender's Pro Rata Share of the principal amount of the applicable Borrower's Swing Line Loan (the `Refunded Swing Line Loan') outstanding on the date such notice is given."

         C. Subsection 1.3(b) (ii) of the Credit Agreement is hereby amended by deleting the subsection in its entirety and substituting the following in lieu thereof:

         "Borrowers shall prepay the Loans in an amount equal to all proceeds of any asset disposition of any Credit Party (excluding proceeds of asset dispositions permitted by Section 6.8(a)) or any issuance of Stock, net of

                  (1) commissions and other reasonable and customary transaction costs, fees (including brokers' fees) and expenses properly attributable to such transaction and payable by Credit Parties in connection therewith (in each case, paid to non-Affiliates),

                  (2) transfer taxes,

                  (3) amounts payable to holders of senior Liens (to the extent such Liens constitute Permitted Encumbrances hereunder), if any,

                  (4) an appropriate reserve for income taxes in accordance with GAAP in connection therewith, and

                  (5) with respect to proceeds received in connection with the issuance by any Credit Party of Stock, twenty million dollars ($20,000,000);

                  provided, that, Borrowers shall not be required to make such prepayments to the extent

                  (A) all such proceeds of any asset disposition are reinvested by one or more Credit Parties in a manner acceptable to

                           (x) to the extent the amount of all such proceeds
                  shall not have exceeded $2,000,000 in the aggregate in any Fiscal Year, Agent in its sole discretion, or

                           (y) from and after the date the amount of all such
                  proceeds shall have exceeded $2,000,000 in the aggregate in any Fiscal Year, Agent and each Lender, if any, whose Commitment at such time is not less than 50% of all Revolving Loan Commitments, if such Lender's voting rights hereunder have not been restricted pursuant to Section 9.9(d), in Agent's and such Lender's sole discretion, in each case within 180 days of receipt by any Credit Party of such proceeds (Borrowers acknowledge that no prepayment of obligations under the Post-Confirmation Credit Agreement shall be deemed a reinvestment of such proceeds), and


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                  (B) no Default or Event of Default exists from and including the date of such disposition through and including the date of such reinvestment;

         provided, further, that so long as no Default or Event of Default exists at the time of any asset disposition relating to Real Estate identified as surplus property on Disclosure Schedule 1.3(b), Borrowers shall not be required to apply the proceeds of such disposition, except for those proceeds which exceed, in the aggregate with respect to all such dispositions, the lesser of (I) $18,000,000 or (II) five percent (5%) of the net book value of all plant, property and equipment of the Credit Parties as shown on the audited financial information most recently delivered to Agent pursuant to Annex E (after giving effect to any write-downs subsequent to the reporting period for which such audited financial information was delivered), to any prepayment hereunder. Any prepayment required hereunder shall be applied in accordance with Section 1.3(c)."

1.2 AMENDMENT TO SECTION 3.8: VENTURES, SUBSIDIARIES AND AFFILIATES; OUTSTANDING STOCK AND INDEBTEDNESS.

         A. Subsection 3.8 of the Credit Agreement is hereby amended by deleting the second sentence in its entirety and substituting the following in lieu thereof:

         "All of the issued and outstanding Stock of each Credit Party is owned by each of the Stockholders and in the amounts set forth in Disclosure Schedule (3.8) (except that with respect to the ownership of Carmike, only those Stockholders holding in excess of five percent (5%) of the issued and outstanding Stock of Carmike on the Closing Date shall be set forth thereon)."

1.3      AMENDMENT TO SECTION 6.5: CAPITAL STRUCTURE AND BUSINESS.

         A. Subsection 6.5 of the Credit Agreement is hereby amended by deleting the subsection in its entirety and substituting the following in lieu thereof:

         "No Credit Party shall (a) make any changes in any of its business objectives, purposes or operations that could in any way adversely affect the repayment of the Loans or any of the other Obligations or could reasonably be expected to have or result in a Material Adverse Effect, (b) make any change in its capital structure as described in Disclosure Schedule (3.8) other than changes in the stock ownership of Carmike by the Carmike Stockholders which do not constitute a Change of Control, or (c) amend its charter or bylaws in a manner that would adversely affect Agent or Lenders or such Credit Party's duty or ability to repay the Obligations. No Credit Party shall engage in any business other than the businesses currently engaged in by it."

1.4      AMENDMENTS TO SECTION 8: EVENTS OF DEFAULT; RIGHTS AND REMEDIES.

         A. Subsection 8.2(a) of the Credit Agreement is hereby amended by deleting the subsection in its entirety and substituting the following in lieu thereof:


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         "If any Default or Event of Default has occurred and is continuing,
         Agent may (and at the written request of the Requisite Lenders shall), without notice, suspend the Revolving Loan facility with respect to additional Advances and/or the incurrence of additional Letter of Credit Obligations, whereupon any additional Advances and additional Letter of Credit Obligations shall be made or incurred in Agent's sole discretion (or in the sole discretion of the Requisite Lenders, if such suspension occurred at their direction) so long as such Default or Event of Default is continuing; provided that consent from Agent and each Lender, if any, whose Commitment at such time is not less than 50% of all Revolving Loan Commitments (if such Lender's voting rights hereunder have not been restricted pursuant to Section 9.9(d)), shall be required for Agent to take any foregoing action pursuant to this Section 8.2(a). If any Event of Default has occurred and is continuing, Agent may (and at the written request of Requisite Lenders shall), without notice except as otherwise expressly provided herein, increase the rate of interest applicable to the Loans and the Letter of Credit Fees to the Default Rate."

         B. Subsection 8.2(b) of the Credit Agreement is hereby amended by deleting the subsection in its entirety and substituting the following in lieu thereof:

         "If any Event of Default has occurred and is continuing, Agent may (and at the written request of the Requisite Lenders shall), without notice: (i) terminate the Revolving Loan facility with respect to further Advances or the incurrence of further Letter of Credit Obligations; (ii) declare all or any portion of the Obligations, including all or any portion of any Loan to be forthwith due and payable, and require that the Letter of Credit Obligations be cash collateralized as provided in Annex B, all without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrowers and each other Credit Party; or (iii) exercise any rights and remedies provided to Agent under the Loan Documents or at law or equity, including all remedies provided under the Code; provided, that upon the occurrence of an Event of Default specified in Sections 8.1(h) or (i), the Revolving Loan facility shall be immediately terminated and all of the Obligations, including the aggregate Revolving Loan, shall become immediately due and payable without declaration, notice or demand by any Person; provided further that consent from Agent and each Lender, if any, whose Commitment at such time is not less than 50% of all Revolving Loan Commitments (if such Lender's voting rights hereunder have not been restricted pursuant to Section 9.9(d)), shall be required for Agent to take any foregoing action pursuant to this Section 8.2(b)."

1.5      AMENDMENTS TO ANNEX J: COMMITMENTS.

         A. Annex J to the Credit Agreement, Commitments, is hereby modified and amended by deleting the existing schedule in its entirety and substituting Annex J attached hereto in lieu thereof.

1.6      WAIVER OF COMMITMENT REDUCTION.


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         A.       The Agent and the Lenders hereby waive any requirement
contained in Section 1.3(c) for any reduction in the Commitments as a result of the issuance by Carmike of shares of its common stock in an offering registered under the Securities Act of 1933, as amended, provided that the closing of such offering (other than with respect to the exercise of any over-allotment option) occurs not later than September 30, 2002.

SECTION 2.        BORROWERS' REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each the Credit Parties executing this Amendment represents and warrants to Agent and each Lender with respect to all Credit Parties, that the following statements are true, correct and complete:

         A. POWER AND AUTHORITY. Each Credit Party is a corporation, partnership or trust, as the case may be, duly organized, validly existing and in good standing under the laws of its state of organization. Each Credit Party has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (as so amended, the "Amended Agreement").

         B. AUTHORIZATION OF AGREEMENT. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary action on the part of each Credit Party.

         C. NO CONFLICT. The execution and delivery by each Credit Party of this Amendment and the performance by Borrowers of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Credit Party, the organizational documents of any Credit Party or any order, judgment or decree of any court or other agency of government binding on any Credit Party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any agreement, document or instrument to which any Credit Party is a party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party (other than any Liens created under any of the Loan Documents in favor of Lender), or (iv) require any approval of stockholders or any approval or consent of any Person under any agreement, document or instrument of which any Credit Party is a Party.

         D. GOVERNMENTAL CONSENTS. The execution and delivery by each Credit Party of this Amendment and the performance by Borrowers of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, except for filings required in connection with the perfection of the security interests or the exercise of the rights granted pursuant to the Security Agreement and Trademark Security Agreement.

         E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by each Credit Party which is a party thereto and are the legally valid and binding obligations of each such Credit Party, enforceable against each such Credit Party in accordance with their respective terms, except as may be limited by bankruptcy,


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insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 3 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the effective date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default.

SECTION 3.        CONDITIONS TO EFFECTIVENESS

         Section 1 of this Amendment shall become effective upon the prior or concurrent satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "First Amendment Date"):

         A. CONSENTS. Agent shall have received evidence satisfactory to it that the Amendment does not (x) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Loan Documents or (y) require any approval or consent of any Person under any such Loan Document except for such approvals or consents which shall have been obtained on or before the First Amendment Date.

SECTION 4.        MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (i) On and after the First Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Amendment or as set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or Lender under, the Credit Agreement or any of the other Loan Documents.


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         B.       FEES AND EXPENSES. Borrowers acknowledge that all costs, fees and expenses as described in Section 11.3 of the Credit Agreement incurred by Agent's counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

         C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. EACH CREDIT PARTY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN CITY OF ATLANTA, COUNTY OF FULTON SHALL HAVE NON-EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE CREDIT PARTIES, AGENT AND LENDERS PERTAINING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT AGENT, LENDERS AND THE CREDIT PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF FULTON COUNTY; PROVIDED FURTHER, THAT NOTHING IN THIS AMENDMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH CREDIT PARTY HEREBY WAIVES ANY OBJECTION THAT SUCH CREDIT PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH CREDIT PARTY AT THE ADDRESS SET FORTH IN ANNEX I OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH CREDIT PARTY'S ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

         E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall


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constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than Section 1 hereof) shall become effective upon the execution of a counterpart hereof by Borrowers, each Credit Party and Agent and receipt by Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



BORROWERS:                      CARMIKE CINEMAS, INC., a Delaware
                                corporation



                                By: /s/ Martin A. Durant
                                   ---------------------------------------------
                                   Name: Martin A. Durant
                                        ---------------------------------------
                                   Title: Senior Vice President
                                         ---------------------------------------



                                EASTWYNN THEATRES, INC., an Alabama
                                corporation



                                By: /s/ Martin A. Durant
                                   ---------------------------------------------
                                   Name:  Martin A. Durant
                                         ---------------------------------------
                                   Title: Senior Vice President
                                         ---------------------------------------


AGENT/LENDER:                      GENERAL ELECTRIC CAPITAL
                                   CORPORATION, as Agent and Lender



                                By: /s/ Richard W. Varalla
                                   ---------------------------------------------
                                   Name:  Richard W. Varalla
                                         ---------------------------------------
                                   Title: Duly Authorized Signatory
                                         --------------------------------------


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

CREDIT PARTIES:                 WOODEN NICKEL PUB, INC., a Delaware
                                corporation


                                By: /s/ Martin A. Durant
                                   ---------------------------------------------
                                   Name:  Martin A. Durant
                                         ---------------------------------------
                                   Title: Senior Vice President
                                         ---------------------------------------



                                MILITARY SERVICES, INC., a Delaware
                                corporation


                                By:  /s/ Martin A. Durant
                                   ---------------------------------------------
                                   Name:  Martin A. Durant
                                         ---------------------------------------
                                   Title: Senior Vice President
                                         ---------------------------------------

                                      S-2